UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2019

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6080 Center Drive, Suite 1200, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	ENT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the previously reported resignation of Paul Rainey as Executive Vice President and Chief Financial Officer of Global Eagle Entertainment Inc. (the “Company” or “we”), Mr. Rainey and the Company entered into a Separation Agreement and General Release, dated May 27, 2019 and effective May 31, 2019 (the “Separation Agreement”). In consideration for Mr. Rainey’s general release of claims and compliance with non-solicitation and other covenants under the Separation Agreement, the Company will pay Mr. Rainey (i) a lump-sum severance payment of $384,375, as provided in the Company’s Change in Control and Severance Plan for Senior Management (the “Executive Severance Plan”), (ii) a prorated portion of Mr. Rainey’s annual cash bonus (if any) under the Executive Severance Plan that he would have earned for the 2019 performance year if he had remained employed with the Company through the payment date thereof, and (iii) payment of 12 months of certain health insurance related premiums under COBRA. In addition, the Company will provide Mr. Rainey with six months of outplacement services. Furthermore, any vested stock options held by Mr. Rainey as of May 31, 2019 will remain outstanding and eligible for exercise in accordance with their terms and any unvested stock options will vest in accordance with the terms of the Executive Severance Plan.

We qualify the foregoing summary of the Separation Agreement by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement and General Release, dated May 27, 2019, between Global Eagle Entertainment Inc. and Paul Rainey.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: Chief Financial Officer

Dated: May 31, 2019